UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2026

________________________

Xenetic Biosciences, Inc.

(Exact name of registrant as specified in charter)

Nevada	001-37937	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

945 Concord Street
Framingham, Massachusetts	01701
(Address of principal executive offices)	(Zip Code)

(781) 778-7720

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	XBIO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Share Exchange Agreement

On September 14, 2026, Xenetic Biosciences, Inc., a Nevada corporation (“Xenetic” or the “Company”), entered into a Share Exchange Agreement (the “Exchange Agreement”) with Santersus AG, a Swiss corporation (Aktiengesellschaft) (“Santersus”), the sellers listed on Schedule I thereto (each, a “Seller,” and collectively with the holders of Santersus securities who subsequently become parties to the Exchange Agreement, the “Sellers”) and Santersus, in its capacity as representative of the Sellers, pursuant to which, subject to the satisfaction or waiver of the conditions set forth in the Exchange Agreement, Xenetic will acquire the entire issued share capital of Santersus, with Santersus becoming a wholly owned subsidiary of Xenetic (the “Acquisition”). The Acquisition is intended to constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Unless otherwise defined herein, the capitalized terms used below are defined in the Exchange Agreement.

At the closing of the Acquisition (the “Closing”), each issued and outstanding ordinary share of Santersus (the “Santersus Shares”) will be sold to Xenetic in exchange for a number of shares of Xenetic common stock, par value $0.001 per share (“Company Common Stock”), based on the exchange ratio set forth in the Exchange Agreement (the “Exchange Ratio”) rounded to the nearest whole share of Company Common Stock after aggregating all fractional shares of Company Common Stock issuable to each Seller (the “Acquisition Consideration”). No fractional shares of Company Common Stock will be issued. At the Closing, each option to purchase Santersus ordinary shares that is outstanding and unexercised immediately prior to the Closing, whether or not vested, will be converted into and become an option to purchase Company Common Stock, and will be assumed by Xenetic in accordance with the Santersus Option Plan and the applicable option agreement, with the number of shares and exercise price adjusted based on the Exchange Ratio. Xenetic will also assume the Santersus Option Plan solely with respect to such options.

Immediately following the Closing, the holders of Santersus Shares are expected to own approximately 85% of the outstanding shares of Company Common Stock, with existing Xenetic stockholders owning the balance, on a fully diluted basis as calculated in the Exchange Agreement and assuming Net Cash of $0 at the Closing. The final ownership percentages of the combined company that each party’s equity holders will own following the Closing is subject to certain adjustments as described in the Exchange Agreement, including the Net Cash calculation. For purposes of the Exchange Agreement, “Santersus Shares” include the issued and outstanding Santersus ordinary shares, the Santersus ordinary shares into which Santersus preferred shares will convert immediately prior to the Closing, and any Santersus ordinary shares issued upon exercise of Santersus options at or prior to the Closing. Santersus has also agreed to cause each person who acquires Santersus ordinary shares after the execution of the Exchange Agreement, including through the conversion of Santersus preferred shares or the exercise of Santersus options, to become a party to the Exchange Agreement by executing a joinder agreement.

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In connection with the Acquisition, Xenetic will prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”), and mail the Proxy Statement to Xenetic stockholders, to seek the approval of Xenetic’s stockholders with respect to certain actions related to the Acquisition (such matters related to the Acquisition, the “Company Stockholder Approval Matters”):

•	the issuance of the Acquisition Consideration and the change of control of Xenetic resulting from the Acquisition pursuant to applicable Nasdaq rules;

•	the amendment of Xenetic’s articles of incorporation to increase the number of authorized shares and to change Xenetic’s name to Santersus Bio, Inc. effective immediately following the Closing; and

•	the approval of any amendments to, or the adoption of, any option or warrant plans of Xenetic to give effect to the Acquisition.

The Proxy Statement will also seek the approval of Xenetic’s stockholders with respect to certain actions related to Xenetic’s 2026 annual meeting of stockholders, including the election of Xenetic’s director nominees to the Xenetic board of directors (the “Xenetic Board”); ratification of the selection by Xenetic’s Audit Committee of CBIZ CPAs P.C. as the independent registered public accounting firm of Xenetic for its fiscal year ending December 31, 2026; and the approval, by non-binding advisory vote, of a resolution approving the named executive officer compensation.

Concurrently with the execution of the Exchange Agreement, certain stockholders of Xenetic, including certain of its officers and directors, entered into voting and support agreements (the “Company Voting Agreements”) in favor of Santersus and the Sellers, pursuant to which such stockholders agreed, among other things, to vote their shares of Company Common Stock (i) in favor of the Company Stockholder Approval Matters, (ii) against any proposal made in opposition to, or in competition with, the Exchange Agreement or the Acquisition and (iii) against any acquisition proposal involving a third party. As of September 14, 2026, such stockholders held, in the aggregate, approximately 9.0% of the outstanding shares of Company Common Stock.

The offer of the Company Common Stock to the Sellers was made in reliance on an exemption from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), set forth in Section 4(a)(2) thereof and/or Regulation D promulgated thereunder, relating to sales by an issuer not involving a public offering. The Sellers have each represented that it is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Concurrently with the filing of the Proxy Statement, Xenetic will prepare and file with the SEC a resale registration statement on Form S-1 to register the resale of the shares of Company Common Stock to be issued in the Acquisition (the “Registration Statement”).

The Exchange Agreement contains customary representations, warranties and covenants of Xenetic and Santersus, including, among others, covenants that require each of Xenetic and Santersus to (i) conduct its business in the ordinary course during the period between the execution of the Exchange Agreement and the Closing or earlier termination of the Exchange Agreement, subject to certain exceptions, and (ii) not engage in certain kinds of transactions during such period (without the prior written consent of the other). Subject to certain terms and conditions, the Xenetic Board, upon the recommendation of its independent special committee, will recommend the approval of the Company Stockholder Approval Matters. Each of Xenetic and Santersus have agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions.

Completion of the Acquisition is subject to a number of conditions, including (i) approval by Xenetic’s stockholders of the Company Stockholder Approval Matters; (ii) the effectiveness of the Registration Statement and the absence of any related stop order; (iii) approval of the shares of Company Common Stock to be issued in the Acquisition for listing on Nasdaq, subject to official notice of issuance and consummation of the transactions contemplated by the Exchange Agreement; (iv) the accuracy of the representations and warranties, subject to certain materiality qualification, (v) compliance by the parties with their respective covenants, (vi) no law or order preventing the Acquisition and related transactions, and (vii) certain other customary closing conditions. The Exchange Agreement contains certain termination rights for both Xenetic and Santersus, and further provides that upon termination of the Exchange Agreement under specified circumstances, Xenetic may be required to pay Santersus a termination fee of $500,000. In addition, under certain conditions, Xenetic and Santersus may each be required to reimburse the other party for fees and expenses up to $300,000.

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Governance

Following the Closing, it is expected that the board of directors of the combined company will consist of eight members, two of whom will be designated by Xenetic and six of whom will be designated by Santersus, with the chairman of the board to be designated by Santersus. Following the Closing, the Company will change its name to Santersus Bio, Inc. and it is expected that shares of common stock of the combined company will be listed on the Nasdaq Capital Market under the symbol “SNTS.”

Lock-Up Agreements

Concurrently with the execution of the Exchange Agreement, certain officers, directors and stockholders of Xenetic and Santersus entered into lock-up agreements (collectively, the “Lock-Up Agreements”), pursuant to which such parties agreed, among other things, to not sell or transfer their shares of post-Closing Company Common Stock for a 180-day period following the Closing, other than certain limited exceptions.

The foregoing summary descriptions of the Exchange Agreement, Company Voting Agreements, and Lock-Up Agreements do not purport to be complete and are subject to and qualified in their entirety by reference to the Exchange Agreement, the form of Company Voting Agreements, the form of Company Lock-Up Agreement and the form of Santersus Lock-Up Agreement, copies of which are attached hereto as Exhibits 2.1, 10.1, 10.2 and 10.3 respectively, and the terms of which are incorporated herein by reference.

The Exchange Agreement, Company Voting Agreements and Lock-Up Agreements (collectively, the “Transaction Agreements”) have been included as exhibits to this Current Report on Form 8-K to provide investors and security holders with information regarding their respective terms. They are not intended to provide any other financial information about the respective parties thereto or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Transaction Agreements were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties thereto; may be subject to limitations agreed upon by such parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the Transaction Agreements or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Transaction Agreements, which subsequent information may or may not be fully reflected in public disclosures by the parties thereto.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 above is hereby incorporated into this Item 3.02 by reference.

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Item 7.01. Regulation FD Disclosure.

Attached as Exhibit 99.1 is a copy of the joint press release issued by Xenetic and Santersus on September 16, 2026 announcing the execution of the Exchange Agreement. Xenetic and Santersus will host a joint conference call and webcast on September 16, 2026 at 8:30 a.m. Eastern Time to discuss the proposed Acquisition. A copy of the slide presentation to be used during the joint conference call is attached hereto as Exhibit 99.2.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Additional Information and Where to Find It

This communication relates to the proposed acquisition transaction involving Xenetic and Santersus and may be deemed to be solicitation material in respect of the Acquisition. In connection with the Acquisition, Xenetic will file with the SEC a Proxy Statement and Registration Statement on Form S-1. Each party may also file other documents regarding the Acquisition with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT, REGISTRATION STATEMENT ON FORM S-1, AND OTHER RELEVANT DOCUMENTS FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION, RELATED MATTERS AND THE PARTIES TO THE ACQUISITION. Investors and security holders may obtain a free copy of the Proxy Statement, the Registration Statement on Form S-1, and other relevant documents (if and when they become available) that are or will be filed with the SEC for free at the SEC’s website at www.sec.gov. Copies of the documents (when they become available) filed with the SEC by Xenetic Biosciences will be available free of charge on Xenetic’s website at http://xeneticbio.com.

Participants in the Solicitation

Xenetic, and its directors and executive officers, and Santersus, and its directors and officers, may be deemed to be participants in the solicitation of proxies from the stockholders of Xenetic in connection with the Acquisition under the rules of the SEC. Information about the interests of these directors and executive officers and other persons who may be deemed to be participants in the solicitation of stockholders of Xenetic in connection with the Acquisition and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement related to the Acquisition, which will be filed with the SEC. Additional information about Xenetic, the directors and executive officers of Xenetic and their ownership of Xenetic common stock can also be found in its Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 12, 2026, and amended on April 24, 2026, and its definitive proxy statement, as filed with the SEC on October 31, 2025, and other documents subsequently filed by Xenetic with the SEC. Free copies of these documents may be obtained as described above. To the extent holdings of Xenetic securities by its directors or executive officers have changed since the amounts set forth in such documents, such changes have been or are expected to be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement relating to the Acquisition when it is filed with the SEC.

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No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only. This communication shall not constitute an offer to subscribe for, buy or sell or the solicitation of an offer to subscribe for, buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of, or offer to sell or buy, securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is for informational purposes only. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act, and otherwise in accordance with applicable law.

Forward-Looking Statements

This Current Report on Form 8-K, including the press release, contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the Acquisition; the combined company’s listing on Nasdaq after closing of the Acquisition; expectations regarding the ownership structure of the combined company; the anticipated timing of closing; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of NucleoCapture and Xenetic’s DNase technology; anticipated clinical drug development activities and related timelines, including the expected timing for data and other clinical results; the competitive landscape of the combined company; the expected board composition of the combined company; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Xenetic, Santersus or the combined company’s control. Actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the closing of the Acquisition are not satisfied, including the failure to timely obtain stockholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the Acquisition and the ability of each of Xenetic and Santersus to consummate the Acquisition; (iii) risks related to each parties’ ability to manage its operating expenses and its expenses associated with the Acquisition pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Acquisition; (v) the risk that as a result of adjustments to the exchange ratio, Xenetic stockholders and Santersus stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Xenetic common stock relative to the value suggested by the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the Acquisition; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Acquisition; (ix) the uncertainties associated with Xenetic platform technologies, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its clinical programs; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xiii) risks associated with the possible failure to realize certain anticipated benefits of the Acquisition, including with respect to future financial and operating results, (xiv) risks related to the inability of the combined company to maintain compliance with Nasdaq listing requirements following Closing, and the potential need for the combined company to effect a reverse stock split of the Company Common Stock in order to satisfy Nasdaq listing requirements; (xv) risks related to the combined company raising additional working capital and financing its business; and (xvi) the other factors discussed under the heading “Risk Factors” in Xenetic’s most recent Annual Report on Form 10-K and other filings with the SEC, among others. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in filings that Xenetic makes and will make with the SEC in connection with the Acquisition, including Xenetic’s Proxy Statement described above under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Xenetic, Santersus and the combined company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Share Exchange Agreement, dated as of September 14, 2026, by and among Xenetic Biosciences, Inc., Santersus AG, the Sellers listed on Schedule I thereto and Santersus AG, as Representative of the Sellers.*
10.1	Form of Company Voting Agreement.
10.2	Form of Company Lock-Up Agreement.
10.3	Form of Santersus Lock-Up Agreement.
99.1	Joint Press Release, dated September 16, 2026.
99.2	Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Xenetic hereby undertakes to furnish supplementally copies of any of the omitted exhibits or schedules upon request by the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENETIC BIOSCIENCES, INC.

	By:	/s/ James Parslow
Date: September 16, 2026	Name:	James Parslow
	Title:	Interim Chief Executive Officer and Chief Financial Officer

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